Summary Prospectus
1 February 2018   |  as revised 1 October 2018

Artisan International Value Fund
Investor: ARTKX  |   Advisor: APDKX  |   Institutional: APHKX
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the statement of additional information, online at http://hosted.rightprospectus.com/Artisan. You can also get this information at no cost by calling 1-800-344-1770 or by sending an e-mail request to artisanprospectus@dfsco.com. The Fund’s current prospectus and statement of additional information, both dated 1 February 2018, each as supplemented from time to time, are incorporated by reference into this summary prospectus.
Investment Objective
The Fund seeks maximum long-term capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you pay if you buy and hold shares of the Fund. The table and example do not reflect any transaction fees or commissions that may be charged by a shareholder’s financial intermediary when buying or selling shares.
Shareholder Fees (fees paid directly from your investment)
	Investor	Advisor	Institutional
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Exchange Fee	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Advisor	Institutional
Management Fees	0.93%	0.93%	0.93%
Distribution (12b-1) Fees	None	None	None
Other Expenses	0.26	0.11	0.04
Acquired Fund Fees and Expenses[1]	0.05	0.05	0.05
Total Annual Fund Operating Expenses	1.24	1.09	1.02
Fee Waiver and Expense Reimbursement[2]	N/A	0.00	N/A
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	1.24	1.09	1.02
1 “Acquired Fund Fees and Expenses” shown are for the fiscal year ended 30 September 2017 and are indirect expenses the Fund incurred from investing in an investment company (acquired fund). To the extent that the Fund invests in acquired funds, Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement in the table above will not match the ratios of expenses to average net assets shown in the “Financial Highlights” in the Fund’s statutory prospectus, since the Financial Highlights reflect the operating expenses of the Fund and do not include fees and expenses of acquired funds.
2 Artisan Partners Limited Partnership, the Fund’s investment adviser (“Artisan Partners”), has contractually agreed to bear certain expenses and waive its management fees to the extent necessary to cause total annual fund operating expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, acquired fund fees and expenses, borrowing costs such as dividends on securities sold short, and extraordinary charges such as litigation costs, but including management fees paid to Artisan Partners) not to exceed 1.06% of the average daily net assets of Advisor Shares. This contract continues through 31 January 2019.
Expense Example
The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes a 5% return each year, and that the Fund’s operating expenses are equal to Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement in the first year and Total Annual Fund Operating Expenses thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor	$126	$393	$681	$1,500
Advisor	$111	$347	$601	$1,329
Institutional	$104	$325	$563	$1,248
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 11.67% of the average value of its portfolio.
Principal Investment Strategies
The Fund’s investment team employs a fundamental investment process to construct a diversified portfolio of securities of undervalued non-U.S. companies of all sizes. The team seeks to invest in what the team considers to be high quality, undervalued companies with strong balance sheets and shareholder-oriented management teams.
The team’s investment process focuses on four key characteristics:
■	Undervaluation—Determining the intrinsic value of a business is the heart of the team’s research process. The team believes that intrinsic value represents the amount that a buyer would pay to own a company’s future cash flows. The team seeks to invest at a significant discount to its estimate of the intrinsic value of a business.
■	Business Quality—The team seeks to invest in companies with histories of generating strong free cash flow, improving returns on capital and strong competitive positions in their industries.
■	Financial Strength—The team believes that investing in companies with strong balance sheets helps to reduce the potential for capital risk and provides company management the ability to build value when attractive opportunities are available.
■	Shareholder-Oriented Management—The team’s research process attempts to identify management teams with a history of building value for shareholders.
Companies that make it through this analytical process are ranked at the time the position is initiated according to the degree of the discount of the current market price of the stock to the team’s estimate of the company’s intrinsic value. The team manages the portfolio by generally taking larger positions in companies where the discount is greatest and smaller positions in companies with narrower discounts (subject to adjustments for investment-related concerns, including, diversification, risk management and liquidity).
The focus of the investment process is on individual companies, not on selection of countries or regions. Under normal market conditions, the Fund invests no less than 80% of its total assets (excluding cash and cash equivalents), measured at market value at the time of purchase, in common stocks and other securities of non-U.S. companies. The Fund invests primarily in developed markets but also may invest in emerging and less developed markets. The Fund may invest in companies of any size. The Fund also may invest to a limited extent in equity-linked securities that provide economic exposure to a security of one or more non-U.S. companies without direct investment in the underlying securities (called “participation certificates” in the Fund’s prospectus, but may be called different names by issuers). The Fund invests primarily in equity securities but, from time to time, the team may conclude that a security other than an equity security presents a more attractive risk/reward profile. So, the Fund may invest to a limited extent in debt securities (including lower-rated securities) and convertible debt securities of U.S. and non-U.S. issuers that meet the Fund’s investment criteria. The Fund may invest in debt securities of any maturity.
Principal Risks
Like all mutual funds, the Fund takes investment risks and it is possible for you to lose money by investing in the Fund. The team’s ability to choose suitable investments for the Fund has a significant impact on the Fund’s ability to achieve its investment objective. The Fund’s principal risks include:
■	Market Risks—Markets may perform poorly and the returns from the securities in which the Fund invests may underperform returns from the general securities markets. Securities markets may experience periods of high volatility and reduced liquidity in response to governmental actions or intervention, economic or market developments, or other external factors. The value of a company’s securities may rise or fall in response to company, market, economic or other news.
■	Foreign Investing Risks—Foreign securities may underperform U.S. securities and may be more volatile than U.S. securities. Risks relating to investments in foreign securities (including, but not limited to, depositary receipts and participation certificates) and to securities of issuers with significant exposure to foreign markets include currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks, including less liquidity, high inflation rates and unfavorable economic practices; and political instability and expropriation and nationalization risks.
■	Emerging Markets Risks—Investment risks typically are greater in emerging and less developed markets. For example, in addition to the risks associated with investments in any foreign country, political, legal and economic structures in these less developed countries may be new and changing rapidly, which may cause instability and greater risk of loss. Their securities markets may be less developed, and securities in those markets are generally more volatile and less liquid than those in the developed markets. Investing in emerging market countries may involve substantial risk due to, among other reasons, limited information; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets as compared to those in developed countries; different clearing and settlement procedures and custodial services; and currency blockages or transfer restrictions. Emerging market countries also are more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war

Summary Prospectus—Artisan Partners Funds

or ethnic, religious or racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth of companies in those markets. Such markets may also be heavily reliant on foreign capital and, therefore, vulnerable to capital flight.
■	Currency Risks—Foreign securities usually are denominated and traded in foreign currencies and the exchange rates between foreign currencies and the U.S. dollar fluctuate continuously. The Fund’s performance will be affected by its direct or indirect exposure, which may include exposure through U.S. dollar denominated depositary receipts and participation certificates, to a particular currency due to favorable or unfavorable changes in currency exchange rates relative to the U.S. dollar. The Fund’s direct or indirect exposure to a particular currency may be hedged to mitigate currency volatility or because the Fund believes a currency is overvalued. There can be no guarantee that any hedging activity will be successful. Hedging activity and/or use of forward foreign currency contracts may reduce or limit the opportunity for gain and involves counterparty risk, which is the risk that the contracting party will not fulfill its contractual obligation to deliver the currency contracted for at the agreed upon price to the Fund.
■	Small and Medium-Sized Company Risks—Securities of small and medium-sized companies tend to be more volatile and less liquid than securities of large companies. Compared to large companies, small and medium-sized companies typically may have analyst coverage by fewer brokerage firms – meaning they may trade at prices that reflect incomplete or inaccurate information. Smaller companies may have a shorter history of operations, less access to financing and a less diversified product line – making them more susceptible to market pressures and more likely to have volatile security prices. During some periods, securities of small and medium-sized companies, as an asset class, have underperformed the securities of larger companies.
■	Value Investing Risks—Value stocks may fall out of favor with investors and underperform other asset types during given periods. The price of a company’s stock may never reach the level the team considers its intrinsic value.
■	Risks of Emphasizing a Region, Country, Sector or Industry—If the Fund has invested a higher percentage of its total assets in a particular region, country, sector or industry, changes affecting that region, country, sector or industry may have a significant impact on the performance of the Fund’s overall portfolio.
■	Participation Certificates Risks—Investing in a participation certificate subjects the Fund to the risks associated with an investment in the underlying equity security and also exposes the Fund to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificate will not fulfill its contractual obligation to timely pay the Fund the amount owed under the certificate.
■	Debt Securities Risks—The value of a debt security changes in response to various factors, including, for example, market-related factors, such as changes in interest rates or changes in the actual or perceived ability of an issuer to meet its obligations. In general, the value of a debt security may fall in response to increases in interest rates. The Fund may invest in debt securities without considering the maturity of the instrument. The value of a security with a longer duration will be more sensitive to changes in interest rates than a similar security with a shorter duration. As a result, changes in interest rates in the U.S. and outside the U.S. may affect the Fund’s debt investments unfavorably.
Debt securities in which the Fund invests may be rated below investment grade by the major rating agencies, or unrated securities that are determined by Artisan Partners to be of comparable quality. Debt securities of below investment grade quality are high yield, high risk bonds, commonly known as “junk bonds.” These bonds are predominantly speculative. They are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. These bonds have a higher degree of default risk, may be less liquid and may be subject to greater price volatility than higher-rated bonds.
■	Convertible Securities Risks—Investing in convertible securities subjects the Fund to the risks of debt, but also the risks associated with an investment in the underlying equity security. Convertible securities are frequently issued with a call feature that allows the issuer to choose when to redeem the security, which could result in the Fund being forced to redeem, convert, or sell the convertible security under circumstances unfavorable to the Fund.
■	Impact of Actions by Other Shareholders—The Fund, like all mutual funds, pools the investments of many investors. Actions by one investor or multiple investors in the Fund may have an adverse effect on the Fund and on other investors. For example, shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net income and net realized gains, if any, thereby increasing or reducing the tax burden on the Fund’s shareholders subject to income tax who receive Fund distributions.
■	Operational and Cybersecurity Risks—Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.
Performance
This section provides some indication of the risks of investing in the Fund. The following bar chart shows how the performance of the Fund’s Investor Shares has varied over time.
Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

Summary Prospectus—Artisan Partners Funds

Calendar Year by Year Total Returns (%)
Highest/Lowest Quarter Returns (%)
During the time period shown in the bar chart.
Highest	25.88	(quarter ended 30 Jun 2009)
Lowest	-17.81	(quarter ended 30 Sep 2011)
Average Annual Total Returns—(For Periods Ended 31 December 2017)
The following table shows the average annual total returns (before and after taxes) and the change in value of two broad-based market indices over various periods ended 31 December 2017. The index information is intended to permit you to compare the Fund’s performance to broad measures of market performance.
After-tax returns are shown only for Investor Shares, and the after tax returns for Advisor Shares and Institutional Shares will vary from Investor Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-advantaged account, or to investors who are tax-exempt.
For Periods Ended 31 December 2017 (%)
Investor	1-Year	5-Year	10-Year	Since Inception (23 Sep 2002)
Return before taxes	23.82	10.73	7.73	13.37
Return after taxes on distributions	22.70	9.28	6.90	12.44
Return after taxes on distributions and sale of Fund shares	14.38	8.25	6.12	11.39
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	25.03	7.90	1.94	8.42
MSCI ACWI (All Country World Index) ex U.S. Index (reflects no deduction for fees, expenses or taxes)	27.19	6.80	1.84	9.07
MSCI EAFE Value Index[1] (reflects no deduction for fees, expenses or taxes)	21.44	6.95	1.15	8.31
Advisor	1-Year	5-Year	10-Year	Since Inception (1 Apr 2015)
Return before taxes	23.97	N/A	N/A	8.16
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	25.03	N/A	N/A	6.61
MSCI ACWI (All Country World Index) ex U.S. Index (reflects no deduction for fees, expenses or taxes)	27.19	N/A	N/A	7.10
MSCI EAFE Value Index[1] (reflects no deduction for fees, expenses or taxes)	21.44	N/A	N/A	5.40
Institutional	1-Year	5-Year	10-Year	Since Inception (1 Oct 2006)
Return before taxes	24.06	10.97	7.96	8.00
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	25.03	7.90	1.94	3.59
MSCI ACWI (All Country World Index) ex U.S. Index (reflects no deduction for fees, expenses or taxes)	27.19	6.80	1.84	4.01
MSCI EAFE Value Index[1] (reflects no deduction for fees, expenses or taxes)	21.44	6.95	1.15	2.51
[1]	Effective 31 January 2018, the Fund’s secondary benchmark was changed from the MSCI EAFE Value Index to the MSCI ACWI ex U.S. Index, which will provide an appropriate comparison in light of the Fund’s investment strategy.
Updated performance information may be obtained by calling 800.344.1770. Updated performance information for Investor Shares and Advisor Shares is also available at www.artisanpartners.com.

Summary Prospectus—Artisan Partners Funds

Portfolio Management
Investment Adviser: Artisan Partners
Portfolio Manager	Title	Length of Service
N. David Samra	Managing Director and Lead Portfolio Manager, Artisan Partners	Since September 2002 (inception)
Ian P. McGonigle	Co-Portfolio Manager, Artisan Partners	Since October 2018
Joseph Vari	Co-Portfolio Manager, Artisan Partners	Since October 2018
Purchase and Sale of Fund Shares
The Fund is closed to most new investors. See “Investing with Artisan Partners Funds – Who is Eligible to Invest in a Closed Fund?” in the Fund’s statutory prospectus for new account eligibility criteria.
Minimum Investments	Investor	Advisor	Institutional
To open an account	$1,000	$250,000	$1,000,000
To add to an account	No minimum	No minimum	No minimum
Minimum balance required	$1,000	$250,000	$1,000,000
The Fund will waive the minimum investment requirements for certain employee benefit plans and certain financial intermediaries that submit orders on behalf of their customers, although the intermediaries may impose their own minimum investment requirements. The Fund may also reduce or waive the minimum investment requirements under certain circumstances.
You may purchase, exchange or redeem shares of the Fund each day the New York Stock Exchange is open for regular session trading at the Fund’s net asset value next calculated after receipt and acceptance of your request in good order. To purchase, exchange or redeem shares you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares directly through the Fund, you should contact the Fund by phone at 800.344.1770 (866.773.7233 for Institutional Shares), by regular mail at Artisan Partners Funds, P.O. Box 219322, Kansas City, MO 64121-9322, or by express, certified or registered mail at Artisan Partners Funds, 430 W. 7th Street, Suite 219322, Kansas City, MO 64105-1407. Some redemptions require Medallion signature guarantees.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, except when you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. If you invest through such tax-advantaged arrangements, you may be subject to tax upon withdrawal from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Investor Shares or Advisor Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, the investment adviser and/or the distributor may pay the financial intermediary for the services provided to the Fund and its shareholders. The investment adviser and/or the distributor may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Prospectus—Artisan Partners Funds